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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 20, 2008


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)


        MICHIGAN                      0-452               38-1093240
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 (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)            File Number)        Identification No.)

            100 EAST PATTERSON STREET
               TECUMSEH, MICHIGAN                               49286
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        (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 20, 2008, we entered into a $50 million First Lien Credit agreement with JPMorgan Chase Bank, N.A. as administrative agent and J.P. Morgan Securities Inc. as sole lead arranger. The agreement provides us with a $50 million revolving line of credit expiring on March 20, 2013 with availability calculated under a formula based on our receivables, inventory, equipment and real property. Borrowings under this agreement bear interest at LIBOR plus a margin based on borrowing availability.

     The loan is secured by liens on substantially all of our North American assets. The agreement contains certain covenants, including a minimum fixed charge ratio, which would apply only if liquidity, as defined by the loan agreement, were to fall below a specified level.

     We paid the lender fees totaling $425,000 in connection with the agreement.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     Also on March 20 2008, we terminated our previous First Lien Credit Agreement dated as of February 6, 2006, which was among Tecumseh Products Company, certain lenders named therein, and Citicorp USA, Inc. as administrative agent and collateral agent. There was no indebtedness outstanding against the credit agreement.


ITEM 3.03 MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

     The new credit agreement restricts the payment of dividends on our common stock unless certain criteria are met. The criteria include defined levels of liquidity or availability and compliance with fixed charge ratio requirements. If those criteria are met, there are no restrictions on our ability to pay dividends.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TECUMSEH PRODUCTS COMPANY


Date: March 26, 2008                     By /s/ James S. Nicholson
                                            ------------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                            Financial Officer